Exhibit 99.2
ThredUp Inc.
Fourth Quarter and Full Year 2024 Supplemental Financials

Key Financial Metrics from continuing operations for the Quarter
•Revenue of $67.3 million
◦vs. $61.4 million in 4Q23
◦Growth of 9.5% YoY
•Gross profit of $54.1 million
◦vs. $47.6 million in 4Q23
◦Growth of 13.6% YoY
•Gross margin of 80.4%
◦vs. 77.5% in 4Q23
•Loss from continuing operations of $8.1 million
◦vs. loss of $8.5 million in 4Q23
•Adjusted EBITDA from continuing operations of $5.0 million
◦vs. $2.5 million in 4Q23
•Adjusted EBITDA from continuing operations margin of 7.4%
◦vs. 4.1% in 4Q23
•Cash, cash equivalents, restricted cash and short-term marketable securities were $52.8 million at the quarter end
•Total quarter Active Buyers of 1,274 thousand
◦vs. 1,357 thousand in 4Q23
◦A decrease of 6.1% YoY
•Total Orders of 1,226 thousand
◦vs. 1,200 thousand in 4Q23
◦An increase of 2.2% YoY
Key Financial Metrics from continuing operations for the Full Year 2024
•Revenue of $260.0 million
◦vs. $258.5 million in FY 2023
◦Growth of 0.6% YoY
•Gross profit of $207.1 million
◦vs. $198.5 million in FY 2023
◦Growth of 4.4% YoY
•Gross margin of 79.7%
◦vs. 76.8% in FY 2023
•Loss from continuing operations of $40.0 million
◦vs. loss of $52.4 million in FY 2023
•Adjusted EBITDA from continuing operations of $8.7 million
◦vs. loss of $5.3 million in FY 2023
•Adjusted EBITDA from continuing operations margin of 3.3%
◦vs. loss margin of 2.1% in FY 2023
•Total Orders of 4,850 thousand
◦vs. 4,879 thousand in FY 2023
◦Decrease of 0.6% YoY
Conference Call and Webcast
•The live and archived webcast and all related earnings materials will be available at ThredUp’s investor relations website: ir.thredup.com/news-events/events-and-presentations.
Financial Outlook
For first quarter 2025, ThredUp expects:
•Revenue in the range of $67.5 million to $69.5 million
•Gross margin in the range of 77.0% to 79.0%
•Adjusted EBITDA margin in the range of 2.5% to 3.5%
•Depreciation and amortization of approximately $3.2 million
•Stock-based compensation of approximately $5.4 million
•Weighted-average shares of approximately 117 million
For fiscal year 2025, ThredUp expects:
•Revenue in the range of $270.0 million to $280.0 million
•Gross margin in the range of 77.0% to 79.0%
•Adjusted EBITDA margin flat to Full Year 2024’s result of 3.3%
•Depreciation and amortization of approximately $12.6 million
•Stock-based compensation of approximately $14.5 million
•Weighted-average shares of approximately 122 million

ThredUp Inc.
Condensed Consolidated Statements of Operations
(in thousands, except percentages, unaudited)
Three Months Ended	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024
Revenue:
Consignment	$46,479	$53,415	$57,800	$55,399	$60,449	$62,634	$58,508	$64,595
Product	15,765	13,305	10,293	6,048	4,084	4,083	3,006	2,672
Total revenue	62,244	66,720	68,093	61,447	64,533	66,717	61,514	67,267
Cost of revenue:
Consignment	9,220	9,580	10,131	10,801	10,492	12,054	11,092	11,961
Product	6,624	6,154	4,502	3,024	2,328	2,105	1,668	1,206
Total cost of revenue	15,844	15,734	14,633	13,825	12,820	14,159	12,760	13,167
Gross profit	46,400	50,986	53,460	47,622	51,713	52,558	48,754	54,100
Gross margin % of revenue	74.6%	76.4%	78.5%	77.5%	80.1%	78.8%	79.3%	80.4%
Operating expenses:
Operations, product and technology	35,328	36,148	37,195	34,668	37,125	34,975	33,296	36,814
Marketing	13,388	14,952	15,494	7,554	10,851	13,258	12,912	11,618
Sales, general and administrative	14,591	14,417	13,737	13,994	16,132	13,930	13,010	13,823
Total operating expenses	63,307	65,517	66,426	56,216	64,108	62,163	59,218	62,255
Operating expenses % of revenue	101.7%	98.2%	97.6%	91.5%	99.3%	93.2%	96.3%	92.5%
Operating loss	(16,907)	(14,531)	(12,966)	(8,594)	(12,395)	(9,605)	(10,464)	(8,155)
Operating loss % of revenue	(27.2)%	(21.8)%	(19.0)%	(14.0)%	(19.2)%	(14.4)%	(17.0)%	(12.1)%
Interest expense	(77)	(721)	(732)	(709)	(677)	(652)	(629)	(567)
Other income, net	473	766	835	826	893	871	739	671
Loss before income taxes	(16,511)	(14,486)	(12,863)	(8,477)	(12,179)	(9,386)	(10,354)	(8,051)
Provision (benefit) for income taxes	9	12	3	(5)	11	6	4	8
Loss from continuing operations	(16,520)	(14,498)	(12,866)	(8,472)	(12,190)	(9,392)	(10,358)	(8,059)
Loss from continuing operations margin	(26.5)%	(21.7)%	(18.9)%	(13.8)%	(18.9)%	(14.1)%	(16.8)%	(12.0)%
Loss from discontinued operations	(3,273)	(4,262)	(5,216)	(6,141)	(4,364)	(4,562)	(14,413)	(13,648)
Net loss	$(19,793)	$(18,760)	$(18,082)	$(14,613)	$(16,554)	$(13,954)	$(24,771)	$(21,707)

ThredUp Inc.
Reconciliation of Loss from Continuing Operations to Non-GAAP Adjusted EBITDA
(in thousands, except percentages, unaudited)
Three Months Ended	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024
Loss from continuing operations	$(16,520)	$(14,498)	$(12,866)	$(8,472)	$(12,190)	$(9,392)	$(10,358)	$(8,059)
Stock-based compensation expense	8,537	7,036	7,572	6,507	6,911	6,719	6,162	6,055
Depreciation and amortization	2,737	3,654	4,171	3,665	3,748	3,622	3,526	6,432
Severance and other reorganization costs	—	255	507	138	2,731	(119)	351	(14)
Interest expense	77	721	732	709	677	652	629	567
Provision (benefit) for income taxes	9	12	3	(5)	11	6	4	8
Non-GAAP Adjusted EBITDA (loss) from continuing operations	$(5,160)	$(2,820)	$119	$2,542	$1,888	$1,488	$314	$4,989
Non-GAAP Adjusted EBITDA (loss) from continuing operations margin	(8.3)%	(4.2)%	0.2%	4.1%	2.9%	2.2%	0.5%	7.4%

ThredUp Inc.
Active Buyers and Orders
(in millions, unaudited)
Three Months Ended	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024
Active Buyers	1.330	1.332	1.346	1.357	1.296	1.257	1.248	1.274
Orders	1.101	1.269	1.309	1.200	1.181	1.271	1.172	1.226

ThredUp Inc.
Reconciliation of GAAP Operating Expenses to Non-GAAP Operating Expenses
(in thousands, except percentages, unaudited)
Three Months Ended	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024
Operations, product and technology	$35,328	$36,148	$37,195	$34,668	$37,125	$34,975	$33,296	$36,814
Marketing	13,388	14,952	15,494	7,554	10,851	13,258	12,912	11,618
Selling, general and administrative	14,591	14,417	13,737	13,994	16,132	13,930	13,010	13,823
Total operating expenses	63,307	65,517	66,426	56,216	64,108	62,163	59,218	62,255
Less: Stock-based compensation expense	(8,537)	(7,036)	(7,572)	(6,507)	(6,911)	(6,719)	(6,162)	(6,055)
Less: Severance and other reorganization costs	—	(255)	(507)	(138)	(2,731)	119	(351)	14
Total non-GAAP operating expenses	$54,770	$58,226	$58,347	$49,571	$54,466	$55,563	$52,705	$56,214
Non-GAAP operating expenses % of revenue	88.0%	87.3%	85.7%	80.7%	84.4%	83.3%	85.7%	83.6%

ThredUp Inc.
Stock-Based Compensation Expense Details
(in thousands, unaudited)
Three Months Ended	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024
Operations, product and technology	$3,288	$2,637	$2,662	$2,528	$2,513	$2,821	$3,046	$3,002
Marketing	1,120	845	1,181	316	152	107	112	116
Selling, general and administrative	4,129	3,554	3,729	3,663	4,246	3,791	3,004	2,937
Total stock-based compensation expense	$8,537	$7,036	$7,572	$6,507	$6,911	$6,719	$6,162	$6,055

ThredUp Inc.
Severance and Other Reorganization Costs Details
(in thousands, unaudited)
Three Months Ended	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024
Operations, product, and technology	$—	$—	$148	$79	$1,077	$(94)	$—	$—
Marketing	—	255	243	59	421	—	—	—
Sales, general, and administrative	—	—	116	—	1,233	(25)	351	(14)
Total severance and other reorganization costs	$—	$255	$507	$138	$2,731	$(119)	$351	$(14)

ThredUp Inc.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)
	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024
Assets:
Current assets:
Cash and cash equivalents	$47,826	$43,135	$40,197	$31,851
Marketable securities	12,399	10,525	11,581	12,325
Accounts receivable, net	4,288	3,650	4,067	3,567
Inventory	1,962	1,324	742	690
Other current assets	5,577	6,552	4,877	8,489
Current assets of discontinued operations	14,804	12,993	11,901	—
Total current assets	86,856	78,179	73,365	56,922
Operating lease right-of-use assets	32,116	31,025	29,946	28,853
Property and equipment, net	75,316	73,264	72,156	68,480
Goodwill	10,952	10,887	11,369	10,746
Other assets	5,458	5,547	5,407	6,224
Non-current assets of discontinued operations	33,581	32,309	22,701	—
Total assets	$244,279	$231,211	$214,944	$171,225
Liabilities and Stockholders’ Equity:
Current liabilities:
Accounts payable	$5,098	$6,120	$8,737	$8,326
Accrued and other current liabilities	31,894	29,284	29,466	29,856
Seller payable	20,270	18,419	18,804	15,142
Operating lease liabilities, current	3,803	3,793	3,832	4,345
Current portion of long-term debt	3,843	3,847	3,851	3,855
Current liabilities of discontinued operations	12,163	12,186	11,713	—
Total current liabilities	77,071	73,649	76,403	61,524
Operating lease liabilities, non-current	36,330	35,081	33,802	32,489
Long-term debt, net of current portion	21,044	20,080	19,116	18,151
Other non-current liabilities	2,157	2,194	2,234	2,760
Non-current liabilities of discontinued operations	14,147	13,718	14,117	—
Total liabilities	150,749	144,722	145,672	114,924
Commitments and contingencies
Stockholders’ equity:
Common stock	11	11	11	11
Additional paid-in capital	592,193	599,333	605,687	612,148
Accumulated other comprehensive income (loss)	(3,245)	(3,472)	(2,272)	3
Accumulated deficit	(495,429)	(509,383)	(534,154)	(555,861)
Total stockholders’ equity	93,530	86,489	69,272	56,301
Total liabilities and stockholders’ equity	$244,279	$231,211	$214,944	$171,225

ThredUp Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)
Three Months Ended	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024
Cash flows from continuing operating activities:
Loss from continuing operations	$(12,190)	$(9,392)	$(10,358)	$(8,059)
Adjustments to reconcile loss from continuing operations to net cash provided by (used in) continuing operating activities:
Depreciation and amortization	3,748	3,622	3,526	6,432
Stock-based compensation expense	6,911	6,719	6,162	6,055
Reduction in carrying amount of right-of-use assets	1,273	1,091	1,080	1,092
Other	39	(752)	28	669
Changes in operating assets and liabilities:
Accounts receivable, net	709	637	(419)	555
Inventory	862	638	582	52
Other current and non-current assets	371	(383)	1,728	(894)
Accounts payable	1,241	560	2,592	(486)
Accrued and other current liabilities	2,474	(2,664)	(82)	(289)
Seller payable	(560)	(1,851)	386	(3,663)
Operating lease liabilities	(1,590)	(1,260)	(1,238)	(801)
Net cash provided by (used in) continuing operating activities	3,288	(3,035)	3,987	663
Cash flows from continuing investing activities:
Purchases of marketable securities	(8,665)	(6,488)	(9,520)	(7,103)
Maturities of marketable securities	4,500	8,500	8,600	6,500
Purchases of property and equipment	(1,126)	(848)	(2,147)	(2,463)
Net cash provided by (used in) continuing investing activities	(5,291)	1,164	(3,067)	(3,066)
Cash flows from continuing financing activities:
Repayment of debt	(1,000)	(1,000)	(1,000)	(1,000)
Proceeds from issuance of stock-based awards	727	1,061	282	1,597
Payments of withholding taxes on stock-based awards	(1,207)	(1,243)	(545)	(1,064)
Net cash used in continuing financing activities	(1,480)	(1,182)	(1,263)	(467)
Net change in cash, cash equivalents and restricted cash from continuing operations	(3,483)	(3,053)	(343)	(2,870)

Net cash flow used in discontinued operating activities	(1,895)	(1,936)	(641)	467
Net cash flow used in discontinued investing activities	(494)	(323)	(425)	(5,399)
Net change in cash, cash equivalents and restricted cash from discontinued operations	(2,389)	(2,259)	(1,066)	(4,932)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(115)	(45)	281	(707)
Net change in cash, cash equivalents and restricted cash	(5,987)	(5,357)	(1,128)	(8,509)
Cash, cash equivalents and restricted cash, beginning of period	61,469	55,482	50,125	48,997
Cash, cash equivalents and restricted cash, end of period	$55,482	$50,125	$48,997	$40,488

ThredUp Inc.
Reconciliation of Net Cash Provided By (Used In) Continuing Operating Activities to Non-GAAP Free Cash Flow
(in thousands, unaudited)
Three Months Ended	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024
Net cash provided by (used in) continuing operating activities	$3,288	$(3,035)	$3,987	$663
Less: Purchases of property and equipment	(1,126)	(848)	(2,147)	(2,463)
Non-GAAP free cash flow from continuing operations	$2,162	$(3,883)	$1,840	$(1,800)

Investors
ir@thredup.com
Media
media@thredup.com
About ThredUp
ThredUp is transforming resale with technology and a mission to inspire the world to think secondhand first. By making it easy to buy and sell secondhand, ThredUp has become one of the world's largest online resale platforms for apparel, shoes and accessories. Sellers enjoy ThredUp because we make it easy to clean out their closets and unlock value for themselves or for the charity of their choice while doing good for the planet. Buyers enjoy shopping value, premium and luxury brands all in one place, at up to 90% off estimated retail price. Our proprietary operating platform is the foundation for our managed marketplace and consists of distributed processing infrastructure, proprietary software and systems, and data science expertise. With ThredUp’s Resale-as-a-Service, some of the world's leading brands and retailers are leveraging our platform to deliver customizable, scalable resale experiences to their customers. ThredUp has processed over 200 million unique secondhand items from 60,000 brands across 100 categories. By extending the life cycle of clothing, ThredUp is changing the way consumers shop and ushering in a more sustainable future for the fashion industry.
Forward-Looking Statements
This financial supplement contains forward-looking statements within the meaning of the federal securities laws, which are statements that involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential”, “looking forward,” “seeking” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements in this financial supplement include, but are not limited to, guidance on financial results for the first quarter and full year of 2025; statements about future operating results, capital expenditures and other developments in our business and our long term growth; trends, consumer demand and growth in the online resale markets; the momentum of our business; our investments in technology and infrastructure, including with respect to AI technologies such as AI enabled search features and image search; the success and expansion of our RaaS® model and the timing and plans for future RaaS® clients; our ability to attract new Active Buyers, including our efforts to make resale more engaging and accessible to a wider audience through innovative shopping experiences; and our ability to successfully integrate and realize the benefits of our past or future strategic acquisitions, investments or divestitures and legal and regulatory developments.
More information on these risks and other potential factors that could affect the Company’s business, reputation, results of operations, financial condition, and stock price is included in the Company’s filings with the Securities and Exchange Commission (“SEC”), including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. The forward-looking statements in this financial supplement are based on information available to us as of the date hereof, and we disclaim any obligation to update any forward-looking statements, except as required by law. These forward-looking statements should not be relied upon as representing ThredUp’s views as of any date subsequent to the date of this financial supplement.

Additional information regarding these and other factors that could affect ThredUp's results is included in ThredUp’s SEC filings, which may be obtained by visiting our Investor Relations website at ir.thredup.com or the SEC's website at www.sec.gov.
Non-GAAP Financial Measures and Other Operating and Business Metrics
This financial supplement and the accompanying tables contain non-GAAP financial measures: Adjusted EBITDA (loss) from continuing operations, Adjusted EBITDA (loss) from continuing operations margin, and Non-GAAP operating expenses. In addition to our results determined in accordance with GAAP, we believe that Adjusted EBITDA (loss) from continuing operations, Adjusted EBITDA (loss) from continuing operations margin, and Non-GAAP operating expenses, our non-GAAP financial measures, are useful in evaluating our operating performance. We use Adjusted EBITDA (loss) from continuing operations, Adjusted EBITDA (loss) from continuing operations margin, and Non-GAAP operating expenses to evaluate and assess our operating performance and the operating leverage in our business, and for internal planning and forecasting purposes. We believe that Adjusted EBITDA (loss) from continuing operations, Adjusted EBITDA (loss) from continuing operations margin, and Non-GAAP operating expenses, when taken collectively with our GAAP results, may be helpful to investors because they provide consistency and comparability with past financial performance and assist in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. Adjusted EBITDA (loss) from continuing operations, Adjusted EBITDA (loss) from continuing operations margin, and Non-GAAP operating expenses are presented for supplemental informational purposes only, should not be considered a substitute for financial information presented in accordance with GAAP and may be different from similarly-titled non-GAAP financial measures used by other companies.
A reconciliation is provided above for Non-GAAP Adjusted EBITDA (loss) from continuing operations to loss from continuing operations, the most directly comparable financial measures stated in accordance with GAAP. We calculate Adjusted EBITDA (loss) from continuing operations as loss from continuing operations adjusted to exclude, where applicable in a given period, stock-based compensation expense, depreciation and amortization, interest expense, severance and other reorganization costs and provision (benefit) for income taxes.
A reconciliation is provided above for Non-GAAP operating expenses to Total operating expenses, the most directly comparable financial measures stated in accordance with GAAP. Non-GAAP operating expenses are operating expenses adjusted to exclude stock-based compensation expense and severance and other reorganization costs.
A reconciliation is provided above for Non-GAAP free cash flow to Net cash provided by (used in) continuing operating activities, the most directly comparable financial measure stated in accordance with GAAP. We calculate free cash flow as Net cash provided by (used in) continuing operating activities reduced by Purchases of property and equipment.

ThredUp is not providing a quantitative reconciliation of forward-looking guidance of the non-GAAP measures above, including Adjusted EBITDA margin to net loss margin, the most directly comparable financial measure under GAAP, because certain items are out of ThredUp’s control or cannot be reasonably predicted. We calculate Adjusted EBITDA as net loss adjusted to exclude, where applicable in a given period, depreciation and amortization, stock-based compensation expense, severance and other reorganization costs, interest expense and provision for income taxes. Adjusted EBITDA margin represents Adjusted EBITDA divided by Total revenue for the same period. Accordingly, a reconciliation for Adjusted EBITDA in order to calculate forward-looking Adjusted EBITDA margin is not available without unreasonable effort. These items are uncertain, depend on various factors, and could result in projected net loss being materially greater than is indicated by the currently estimated Adjusted EBITDA margin.
We encourage investors to review our results determined in accordance with GAAP and the accompanying reconciliations for more information.
An Active Buyer is a ThredUp buyer who has made at least one purchase in the last twelve months. A ThredUp buyer is a customer who has created an account and purchased in our marketplaces, including through our RaaS® clients, and is identified by a unique email address. A single person could have multiple ThredUp accounts and count as multiple Active Buyers.
Orders are defined as the total number of orders placed by buyers across our marketplaces, including through our RaaS® clients, in a given period, net of cancellations.